Filed pursuant to Rule 497(a)
Registration No. 333-216716
 Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

TCP Capital Corp. New Issue Announcement

ISSUER:	TCP Capital Corp. (“TCPC”)
EXPECTED RATINGS*:	BBB- (S&P) (Stable)
SECURITY DESCRIPTION:	Unsecured Notes
FORMAT:	SEC Registered
SIZE:	$100,000,000
MATURITY:	5-year (August 11, 2022)
STRUCTURE:	100% COC (see Red)
ACTIVE BOOKRUNNERS:	BofAML/WFS
MINIMUM DENOMS:	$2,000 x $1,000
USE OF PROCEEDS:
To repay amounts outstanding under TCPC’s revolving credit facilities (which will increase the funds under such revolving credit facilities available to us to make additional investments in portfolio companies in accordance with our investment objective) and for other general corporate purposes.

OPTIONAL REDEMPTION:	Make whole T+ basis points
SETTLEMENT:	T+5
TIMING:	ASAP

Investors are advised to carefully consider the investment objective, risks, charges and expenses of TCPC before investing. The preliminary prospectus supplement dated August 4, 2017, together with an accompanying prospectus dated May 3, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about TCPC and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of TCPC and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  When available, copies may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling (800) 294-1322, or by email: dg.prospectus_requests@baml.com; or Wells Fargo Securities, LLC, Attention: WFS Customer Service, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling (800) 645-3751, or by email: wfscustomerservice@wellsfargo.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.